Securities Act Registration No. 333-170791
Investment Company Act Registration No. 811-22498

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ___________________ FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 4	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 6	[X]

(Check appropriate box or boxes.)

New Frontiers Trust
(Exact Name of Registrant as Specified in Charter)

30195 Chagrin Blvd., Suite 118N, Pepper Pike, OH 44124
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (216) 831-8400

Rakesh Mehra
30195 Chagrin Blvd., Suite 118N, Pepper Pike, OH 44124
(Name and Address of Agent for Service)

With copy to:
Donald S. Mendelsohn, Thompson Hine LLP
312 Walnut Street, 14th floor
Cincinnati, Ohio 45202

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b);
[X] on May 31, 2013 pursuant to paragraph (b);
[ ] 60 days after filing pursuant to paragraph (a)(1);
[ ] on	(date) pursuant to paragraph (a)(1);
[ ] 75 days after filing pursuant to paragraph (a)(2); or
[ ] on	(date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New Frontiers KC India Fund (NFIFX)

For Investors Seeking Long-Term Capital Appreciation

Prospectus

May 31, 2013

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY -- NEW FRONTIERS KC INDIA FUND	1
Investment Objective	1
Fees and Expenses	1
Portfolio Turnover	2
The Principal Investment Strategy of the Fund	2
The Principal Risks of Investing in the Fund	3
Performance	6
Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objective	8
The Principal Investment Strategy of the Fund	8
The Principal Risks of Investing in the Fund	9
Portfolio Holdings Disclosure	13
Management	14
The Investment Advisor	14
Shareholder Information	15
Pricing of Fund Shares	15
Customer Identification Program	16
Contacting the Fund	16
To Invest in the Fund	16
To Sell Shares in the Fund	21
Redemption Fee	24
Shareholder Communications	25
Distribution Plan	25
Dividends and Distributions	26
Market Timing	26
Taxes	26
Financial Highlights	28
PRIVACY POLICY	29
Where To Go For Information	34

FUND SUMMARY -- NEW FRONTIERS KC INDIA FUND

Investment Objective

The New Frontiers KC India Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee	1.00%
(as a percentage of the amount redeemed within 90 days of purchase)
Wire Transfer Fee for Redemptions	$20

ANNUAL FUND OPERATING EXPENSES (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	2.00%
Distribution (12b-1) Fees[1]	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	2.03%

1 The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes the Fund to pay the Fund’s advisor 0.25% of the Fund’s average daily net assets for certain distribution and promotion expenses related to marketing shares of the Fund. At present, the Plan is not implemented, although the Fund’s Board of Trustees may do so at any time upon notice to shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$206
3 years	$637
5 years	$1,093
10 years	$2,358

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 10.80% of the average value of its portfolio.

The Principal Investment Strategy of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Indian companies. For this purpose, a company is an Indian company if (i) its principal place of business is in India; (ii) it derives at least 50% of its revenues or profits from operations in India; or (iii) (a) it is organized under the laws of India and (b) its securities principally trade on Indian stock exchanges. Equity securities in which the Fund may invest include common stocks, securities trading in the form of depositary receipts, warrants, and any other investments that entitle the holder to convert into the equity of a company or group of companies.

The Fund’s investment advisor invests in Indian companies because it believes in the potential for the Indian economy and is optimistic about the growth prospects of companies that are part of that economy. In selecting companies for the Fund’s portfolio, the advisor looks for companies that have the capabilities and resources to be profitable and grow over the long term and that are well managed, financially sound and trading below the value implied by their cash flow. The advisor’s strategy, known as “growth at a reasonable price,” is based on the advisor’s belief that the market pays for economic performance (cash flow or cash flow return on investment) and not accounting performance (earnings per share or earnings growth).

In its selection process, the advisor also examines economic and political factors in India for purposes of identifying long-term trends that have the potential to create investment opportunities and attempts to identify those companies (and industries) that are best positioned to take advantage of those trends. The Fund will likely focus on the leading sectors of the Indian economy, such as software, infrastructure development, financials, pharmaceuticals, real estate and construction, telecommunications, capital goods and metals and minerals. Although the advisor may invest the Fund’s assets in companies of any size, the advisor expects that a majority of the portfolio will consist of larger capitalized Indian companies.

If a holding reaches the advisor’s target price, it is reevaluated to see whether its prospects have changed to warrant a higher valuation; otherwise, it is sold. The advisor may also sell a holding if the company or industry fundamentals and prospects are deteriorating. The advisor may also sell a holding if there is a substantial fall in its price that cannot be explained. The Fund is a “non-diversified” portfolio, which means that it can invest in fewer securities at any one time than a diversified portfolio. Also, from time to time the Fund may invest a significant portion of its assets in one or more sectors of the Indian economy as a result of the advisor following the Fund’s investment strategy.

The Principal Risks of Investing in the Fund

Risks in General

All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. Additionally, there is no guarantee that the Fund will achieve its investment objective. Below are some specific risks of investing in the Fund.

Indian Security Risk

The Fund will invest primarily in the securities of Indian companies, and as a result, the value of its shares will be significantly affected by political, economic, regulatory and other developments in India, as well as changes in the status of India’s relation with other countries. Investments in India generally are considered to be more speculative than investments in more developed markets of the world, and therefore may be subject to a greater risk of loss. Additionally, disclosure and regulatory standards for issuers in India are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.

Currency Risk

The Fund’s investments in securities of issuers in India and substantially all of the income received by the Fund will be denominated in Indian rupees. Consequently, the value of the Fund’s foreign investments may be affected by changes in exchange rates, which may also cause the Fund to liquidate additional holdings at undesirable times to make distributions if it has insufficient U.S. dollar denominated funds.

Regulatory and Foreign Law Risk

Additionally, the ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder. Any changes to these rules could have an adverse effect on the Fund.

Foreign investments in the securities of issuers in India are usually restricted or controlled to some degree. The Fund is required to be a Foreign Institutional Investor (“FII”), or a sub-account of an FII, and as such must observe certain investment restrictions, including an account ownership ceiling of 5% of the paid up equity capital of any one company. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to achieve its investment objective.

Market Risk

The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. In addition, stock prices can decline overall due to changes in India’s and other countries’ economic growth and market conditions, interest rate levels, political events and numerous other factors. Securities on the Indian securities markets may be more volatile than securities trading on securities exchanges in the United States because the Indian securities markets are smaller, more volatile, and less liquid than markets in the United States.

Sector Risk

From time to time the Fund may invest a significant portion of its assets in one or more sectors of the Indian economy as a result of the advisor following the Fund’s investment strategy. When the Fund invests a significant portion of its assets in the securities of any single sector, any negative developments affecting that sector will have a greater impact on the Fund than if it were not significantly invested in the sector.

Management Risk

The determinations of the portfolio manager regarding the prospects and value of a particular security, sector or asset class in which the Fund invests may not be accurate. Additionally, the Fund is a new mutual fund and has no history of operation, and the advisor is newly formed and has not previously managed a mutual fund. The advisor is also dependent on the expertise and experience of its portfolio manager, who is the owner of the advisor. There can be no assurance that the advisor would be able to manage the Fund if the portfolio manager were unavailable to do so for an extended period of time. Also, the Fund’s agreement with the advisor obligates the advisor to pay most of the Fund’s operating expenses. If the advisor is unable to, or otherwise fails, to make those payments, the Fund will be obliged to do so and its expense ratio could increase significantly, which would have a negative effect on the Fund’s performance.

Depositary Receipt Risk

Investments in Indian issuers through depositary receipts are subject to the risks associated with direct investments in Indian securities. Additionally, unsponsored depositary receipts may have higher expenses and may be less liquid than depositary receipts sponsored by the underlying securities’ issuer.

Smaller Company Risk.

The income and growth prospects of smaller and midsize companies and the price of securities issued by such companies may be more volatile than those of larger companies. Smaller and midsize companies may also have higher failure rates than larger companies and their securities may be less liquid than those of larger issuers.

Non-Diversification Risk

The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Performance

The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-839-6587. The bar chart shows calendar year total returns for the Fund for each full year since its inception.

The year-to-date return as of March 31, 2013 was -2.08% .

Best Quarter (3/31/2012) +22.97%                 Worst Quarter (6/30/2012) -8.18%

		Since
AVERGE ANNUAL TOTAL RETURN		Inception*
FOR THE PERIODS ENDED 12/31/2012	1 Year	(May 17, 2011)

NEW FRONTIERS KC INDIA FUND
Return Before Taxes	29.88%	-8.52%
Return After Taxes on Distributions	29.88%	-8.52%
Return After Taxes on Distributions and Sale of Fund Shares	25.32%	-7.21%
Bombay Stock Exchange 100 Index**	28.53%	-5.42%

* The inception date of the Fund was February 24, 2011. The performance numbers represent performance beginning on the first day of security trading.
**Does not reflect deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor New Frontiers Advisory Group, LLC. Portfolio Manager Rakesh Mehra, CFA. Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$500	$50
IRA Account	$500	$50

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (New Frontiers KC India Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 800-839-6587. Purchases and redemptions by telephone are only permitted if you have previously established this option on your account.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks long-term capital appreciation.

The Principal Investment Strategy of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Indian companies. For this purpose, a company is an Indian company if (i) its principal place of business is in India; (ii) it derives at least 50% of its revenues or profits from operations in India; or (iii) (a) it is organized under the laws of India and (b) its securities principally trade on Indian stock exchanges. Equity securities in which the Fund may invest include common stocks, securities trading in the form of depositary receipts, warrants, and any other investments that entitle the holder to convert into the equity of a company or group of companies.

The Fund’s investment advisor invests in Indian companies because it believes in the potential for the Indian economy and is optimistic about the growth prospects of companies that are part of that economy. In selecting companies for the Fund’s portfolio, the advisor looks for companies that have the capabilities and resources to be profitable and grow over the long term. The advisor assesses each company’s growth and profitability prospects through a fundamental analysis of the company. This analysis includes the review of the products of the company, its financial health, its competitive position in the industry, its earnings track record, its expansion plans and growth prospects, the quality of its management, and other factors. As part of its evaluation, the advisor considers whether the company is trading below the value implied by its cash flow. The advisor’s strategy, known as “growth at a reasonable price,” is based on the advisor’s belief that the market pays for economic performance (cash flow or cash flow return on investment) and not accounting performance (earnings per share or earnings growth).

In its selection process, the advisor also examines economic and political factors in India for purposes of identifying long-term trends that have the potential to create investment opportunities and attempts to identify those companies (and industries) that are best positioned to take advantage of those trends. The Fund will likely focus on the leading sectors of the Indian economy, such as software, infrastructure development, financials, pharmaceuticals, real estate and construction, telecommunications, capital goods and metals and minerals. Although the advisor may invest the Fund’s assets in companies of any size, the advisor expects that a majority of the portfolio will consist of larger capitalized Indian companies.

As the advisor seeks long-term appreciation, the Fund tends to hold investments for periods typically exceeding one year. The advisor monitors the Fund’s holdings, and if a particular holding reaches its target price, it is reevaluated to see whether its prospects have changed to warrant a higher valuation; otherwise, it is sold. The advisor may also sell a holding if the company or industry fundamentals and prospects are deteriorating. The advisor may also sell a holding if there is a substantial fall in its price that cannot be explained. The advisor will also sell a holding if it believes that the management of the company is not working to enhance shareholder value. The Fund is a “non-diversified” portfolio, which means that it can invest in fewer securities at any one time than a diversified portfolio. From time to time the Fund may invest a significant portion of its assets in one or more sectors of the Indian economy as a result of the advisor following the Fund’s investment strategy. Sectors are broad segments of an economy, such as financials; industries are narrower classifications, such as short term business credit institutions or state commercial banks (both of which are in the financials sector).

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions. Cash equivalents include certificates of deposit; bankers’ acceptances; commercial paper; short-term, high quality taxable debt securities; money market funds; and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance notice of any changes. The Fund's 80% investment limitation in Indian companies may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days’ advance written notice to shareholders.

The Principal Risks of Investing in the Fund Risks in General

All mutual funds carry a certain amount of risk. The Fund’s returns will vary and you could lose money on your investment in the Fund. Additionally, there is no guarantee that the Fund will achieve its investment objective.

As the Fund’s principal strategy is to invest in companies in India, your investment in the Fund is exposed to many different country-related risks. Such risks include, but are not limited to, the degree of economic development within the country; the political structure of the country; and the stability associated with the national government of the country. Some of the specific risks are:

Indian Security Risk

The Fund will invest primarily in the securities of Indian companies, and as a result, the value of its shares will be significantly affected by political, economic, regulatory and other developments in India, as well as changes in the status of India’s relation with other countries. Investments in India generally are considered to be more speculative than investments in more developed markets of the world, and therefore may be subject to a greater risk of loss.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

Additionally, Indian stock exchanges have from time to time been temporarily closed and suffered settlement delays and broker strikes. Such events may negatively affect the price and liquidity of the Fund’s investments in securities listed on such exchanges.

Currency Risk

The Fund’s investments in securities of issuers in India and substantially all of the income received by the Fund will be denominated in Indian rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Indian rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Regulatory and Foreign Law Risk

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder (“FEMA”). There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. Such a condition may prompt the Board of Trustees to temporarily suspend redemptions. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code. If FEMA is amended or otherwise modified in a manner that would materially adversely affect the Fund, Fund shareholders will be notified by means of an amendment to this Prospectus.

Foreign investments in the securities of issuers in India are usually restricted or controlled to some degree. The Fund is required to be a Foreign Institutional Investor (“FII”), or a sub-account of an FII, and as such must observe certain investment restrictions, including an account ownership ceiling of 5% of the paid up equity capital of any one company. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the paid up equity capital of any one company (subject to that company’s approval). There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible of the Fund to implement its investment objective. If such changes occur, the advisor will inform Fund shareholders by amending this Prospectus to describe the changes and, if applicable, any change to the Fund’s investment objective or 80% investment limitation in Indian companies (subject to the advance notice requirement described in this Prospectus).

Additionally, disclosure and regulatory standards for issuers in India are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is also substantially less publicly available information about Indian issuers than there is about U.S. issuers. Many Indian companies remain in the control of their founders or members of their families and such control may afford less transparency than that found in widely-held companies.

Market Risk

The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. In addition, stock prices can decline overall due to changes in India’s and other countries’ economic growth and market conditions, interest rate levels, political events and numerous other factors. Securities on the Indian securities markets may be more volatile than securities trading on securities exchanges in the United States because the Indian securities markets are smaller, more volatile, and less liquid than markets in the United States. Changes in stock market values, especially in emerging market countries, can be sudden and unpredictable.

India’s economy may differ favorably or unfavorably from the United States’ economy with respect to economic growth rates, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Consequently, Indian government actions could significantly affect the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities held by the Fund.

Sector Risk

From time to time the Fund may invest a significant portion of its assets in one or more sectors of the Indian economy as a result of the advisor following the Fund’s investment strategy. When the Fund invests a significant portion of its assets in the securities of any single sector, any negative developments affecting that sector will have a greater impact on the Fund than if it were not significantly invested in the sector.

Management Risk

The determinations of the portfolio manager regarding the prospects and value of a particular security, sector or asset class in which the Fund invests may not be accurate. Additionally, the Fund is a new mutual fund and has no history of operation, and the advisor is newly formed and has not previously managed a mutual fund. The advisor is also dependent on the expertise and experience of its portfolio manager, who is the owner of the advisor. There can be no assurance that the advisor would be able to manage the Fund if the portfolio manager were unavailable to do so for an extended period of time. Also, the Fund’s agreement with the advisor obligates the advisor to pay most of the Fund’s operating expenses. If the advisor is unable to, or otherwise fails, to make those payments, the Fund will be obliged to do so and its expense ratio could increase significantly, which would have a negative effect on the Fund’s performance.

Depositary Receipt Risk

Investments in Indian issuers through depositary receipts are subject to the risks associated with direct investments in Indian securities. Additionally, unsponsored depositary receipts may have higher expenses and may be less liquid than depositary receipts sponsored by the underlying securities’ issuer.

Smaller Company Risk

The income and growth prospects of smaller and midsize companies and the price of securities issued by such companies may be more volatile than those of larger companies. Smaller and midsize companies may also have higher failure rates than larger companies and are subject to more substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. Their securities may also be less liquid than those of larger issuers.

Non Diversification Risk

The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with that of a diversified fund. An investment in the Fund, therefore, will entail greater risk than an investment in a diversified fund because a higher percentage of investments made among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Likewise, economic, political, or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio were diversified among more issuers. Investing in regionally-concentrated investment funds may be highly risky, and therefore, not appropriate for all investors.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Management The Investment Advisor

New Frontiers Advisory Group, LLC is the investment advisor of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. Founded in 2010, the advisor is located at 30195 Chagrin Blvd., Suite 118N, Pepper Pike, OH 44124. The Fund’s investment portfolio is managed on a day-to-day basis by Rakesh Mehra. Mr. Mehra is a Chartered Financial Analyst (CFA). Rakesh Mehra is Managing Member of New Frontiers Advisory Group, LLC. He is also the founder and President of RM Investment Management, Inc., an investment advisory firm, and he has been engaged in managing individual portfolios of individuals, trusts, retirement plans, and corporations for that firm since 1993. Prior to founding RM Investment Management, Inc., Mr. Mehra was the Director of Research at Greenleaf Capital Management, Inc. from 1990, and prior to that he was an analyst at Greenleaf Capital Management, Inc. from 1987–1990. Mr. Mehra previously worked in the textile industry in India from 1979–1985. Mr. Mehra received his M.B.A. from Case Western Reserve University in Cleveland in 1987 and holds a B.Com from Punjab University in India.

The Fund’s SAI provides information about the compensation received by Mr. Mehra, other accounts that he manages and his ownership of Fund shares.

Under the terms of the Fund’s Management Agreement, the advisor manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, transaction charges of the Fund’s custodian on Fund trades, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), 12b-1 fees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the advisor a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: 2.00% on the first $500 million in assets, 1.75% for the assets over $500 million up to $1 billion, and 1.55% for assets in excess of $1 billion.

In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the investment advisor. The advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement between the Fund and the advisor is available in the Annual Report to Shareholders for the period ended January 31, 2013.

Shareholder Information Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The New York Stock Exchange is generally open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Mutual Shareholder Services, or an authorized agent. If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV. The Fund’s assets generally are valued at their market value. Certain short-term securities are valued at amortized cost, which approximates market value. When the Fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the Fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares. In this regard, it should be noted that the National Stock Exchange of India is generally open Monday through Friday from 9:15 a.m. until 3:30 p.m., India time (10:45 p.m. until 5:00 a.m., Eastern time), except for certain holidays recognized by the exchange or the Indian government. The Fund may use pricing services to determine market value.

If market prices are not available or, in the advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the advisor may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund’s fair value pricing guidelines. Likewise, securities trading on overseas markets presents arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market, but prior to the close of the Exchange. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized on the sale of the security.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Contacting the Fund

For questions about investing in the Fund that are not answered in this Prospectus, please call the Fund toll-free in the U.S. at 1-800-839-6587 or send written correspondence to the Fund at:

New Frontiers KC India Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 To Invest in the Fund

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call the Fund at the number listed above under “Contacting the Fund.”

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisors, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your brokerage firm or financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your brokerage firm or financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

The Fund reserves the right to decrease the amount of these minimums from time to time or to waive them in whole or in part for certain accounts in the Fund’s sole discretion. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$500	$50	*
IRA Account	$500	$50

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time, or to limit the amount of purchases and refuse to sell to any person.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

A Gift or Transfer to Minor

(UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts

Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

IRA Accounts

See “Tax-Deferred Plans” below.

Instructions for Opening and Adding to an Account

To Open An Account By Mail

Complete and sign the Shareholder Account Application or an IRA Application.

Make your check payable to New Frontiers KC India Fund.

For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check or send by overnight courier to the address listed above under “Contacting the Fund.”

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund’s transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses that may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to defer income taxed due on your investment income and capital gains. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include the retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

Union Bank, N.A. serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

403(b) Plans

These plans allow employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

401(k) Plans

These plans allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $2,000 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

For making automatic investments from your designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

To Sell Shares in the Fund

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail or wire any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balanced will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

Shares of the Fund may be sold by mail or telephone. You may receive the proceeds of your sale in the form of a check or federal wire transfer. A wire transfer fee of $20 will be charged to defray custodial charges for sending proceeds by wire transfer. Any charges for wiring proceeds will be deducted from your account by redemption of shares. If you sell your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

By Mail

Write a letter of instruction that includes:

  The names(s) and signature(s) of all account owners.
  Your account number.
  The dollar or share amount you want to sell.
  Where to send the proceeds.
  If redeeming from your IRA, please note applicable withholding requirements.
  Obtain a signature guarantee or other documentation, if required.

Mail your request or send by overnight courier to the address listed above under “Contacting the Fund.”

By Telephone

• You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling the Fund at the number listed above under “Contacting the Fund.” Redemption proceeds will only be mailed to your address of record.
• You may only redeem a maximum of $100,000 per day by telephone.
• You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

• Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call the number listed above under “Contacting the Fund.” The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

  If you change ownership on your account.
  If you request the redemption proceeds to be sent to a different address than that registered on the account.
  If a change of address request has been received by the transfer agent within the last 15 days.
  If you wish to redeem $100,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by federal law. For more information pertaining to signature guarantees, please call the Fund at the number listed above under “Contacting the Fund.”

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at the number listed above under “Contacting the Fund” to determine what additional documents are required.

Address Changes

To change the address on your account, call the Fund toll-free at the number listed above under “Contacting the Fund” or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

To change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the number listed above under “Contacting the Fund” to determine what additional documents are required.

Redemption Fee

Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 1.00% of the amount redeemed. The Fund uses a “first in, first out” method for calculating the redemption fee. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. Mandatory retirement distributions and involuntary redemptions of small accounts by the Fund are not subject to the redemption fee. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Fund. The redemption fee does not apply to shares obtained through automatic dividend reinvestment. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $1,000. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $1,000 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax advisor.

Shareholder Communications Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Distribution Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), pursuant to which the Fund is authorized to pay the advisor for certain distribution and promotion expenses related to marketing shares of the Fund. Under the terms of the Plan, the amount payable annually by the Fund would be 0.25% of its average daily net assets. At present, the Plan is not implemented, although the Board of Trustees may do so at any time upon notice to shareholders. At any time, the advisor may also pay for distribution and promotion expenses related to marketing shares of the Fund out of the advisor’s own resources, including the advisor’s legitimate profits from its management agreement with the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund toll-free at the number listed above under “Contacting the Fund” or send a written notification to the address listed above under “Contact the Fund.”

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor. In addition to federal taxes, you may be subject to state and local taxes on distributions. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and on gains from sell, redeeming, or exchanging your shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would decrease Fund returns on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. As described in the Statement of Additional Information under “Additional Tax Information,” the Fund is subject to certain Indian income taxes in connection with distributions from, and transactions in, Indian securities.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section may not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about federal, state, local, foreign and other taxes that may impact your investment.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request and incorporated by reference in the Statement of Additional information.

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2012	2/24/2011*
	to	to
	1/31/2013	1/31/2012
Net Asset Value -
Beginning of Period	$8.13	$10.00
Net Investment Loss (a)	(0.06)	(0.05)
Net Gain (Loss) on Investments and Foreign Currency Related
Transactions (Realized and Unrealized) (b)	0.78	(1.82)
Total from Investment Operations	0.72	(1.87)

Distributions (From Net Investment Income)	-	-
Distributions (From Realized Capital Gains)	-	-
Total Distributions	-	-
Proceeds from Redemption Fees	- (c)	-	(c)

Net Asset Value -
End of Period	$8.85	$8.13
Total Return (d)	8.86%	(18.70)	% ***(e)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$2,550	$1,923

Before Waiver
Ratio of Expenses to Average Net Assets	2.00%	2.09	% **
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71)%	(0.74	)% **
After Waiver
Ratio of Expenses to Average Net Assets	2.00%	1.95	% **
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71)%	(0.60	)% **
Portfolio Turnover Rate	10.80%	3.92	% ***

* The Fund commenced operations on February 24, 2011 and commencement of investment operations was May 17, 2011.
** Annualized.
*** Not Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Amount calculated is less than $0.005.
(d) Total return in the above table represents the rate that the investor would have or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
(e) Represents performance beginning on the first day of security trading (May 17, 2011).

                                       PRIVACY POLICY

                                                                             Rev. November 2010

FACTS	WHAT DOES NEW FRONTIERS TRUST DO
WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit
some but not all sharing. Federal law also requires us to tell
Why?	you how we collect, share, and protect your personal
information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depend on the product or service you have with us. this information can include:
* Social Security number and wire transfer instructions
What?	* account transactions and transaction history
* investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal
information to run their everyday business. In the section
How?	below, we list the reasons financial companies can share their customers’ personal information; the reasons New Frontiers
Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does New
personal information	Frontiers Trust	Can you limit
	share?	this sharing?

For our everyday business
purposes -

such as to process your transactions,	Yes	No
maintain your account(s), respond to
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes -
to offer our products and services to	No	We don’t share
you

For joint marketing with other	No	We don’t share
financial companies
For our affiliates’ everyday
business purposes -
	No	We don’t share
information about your transactions
and experiences
For our affiliates’ everyday
business purposes -
	No	We don’t share
information about your
creditworthiness
For non-affiliates to market to you	No	We don’t share

Questions? Call 1-800-839-6587.

What we do

How does New Frontiers	To protect your personal information from
Trust protect my personal	unauthorized access and use, we use security
information?	measures that comply with federal law. These
measures include computer safeguards and
secured files and buildings.

Our service providers are held accountable for
adhering to strict policies and procedures to
prevent any misuse of your nonpublic personal
information.

How does New Frontiers	We collect your personal information, for
Trust collect my personal	example, when you
information?
* open an account or deposit money

* direct us to buy securities or direct us to sell
your securities

* seek advice about your investments

We also collect your personal information from
other companies.

Why can’t I limit all	Federal law gives you the right to limit only
sharing?
* sharing for affiliates’ everyday business
purposes-information about your
creditworthiness

* affiliates from using your information to
market to you

* sharing for non-affiliates to market to you

State laws and individual companies may give
you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or
control. They can be financial and nonfinancial
companies.

* New Frontiers Trust has no affiliates.

Non-affiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.

* New Frontiers Trust doesn’t share with non-
affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated
financial companies that together market financial
products or services to you.

* New Frontiers Trust doesn’t jointly market.

Other Fund Service Providers

Custodian	Investment Advisor
Union Bank, N.A.	New Frontiers Advisory Group, LLC

Fund Administrator	Legal Counsel
Premier Fund Solutions, Inc.	Thompson Hine LLP

Independent Registered	Transfer Agent
Public Accounting Firm	Mutual Shareholder Services, L.L.C.
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This page intentionally left blank.

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-800-839-6587. You will also find more information about the Fund on our website at www.newfrontiersfund.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. There are three ways to get a copy of these documents.

1. Call or write for one, and a copy will be sent without charge.
New Frontiers KC India Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147
1-800-839-6587
www.newfrontiersfund.com

2. Call or write the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC Washington D.C. 20549-0102 1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

3. Go to the SEC’s website (www.sec.gov) and download a text-only version.

Investment Company Act number 811-22498

NEW FRONTIERS KC INDIA FUND (NFIFX) a series of NEW FRONTIERS TRUST May 31, 2013

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the New Frontiers KC India Fund dated, May 31, 2013. The Fund’s Annual Report to Shareholders, dated January 31, 2013, has been incorporated by reference into this SAI. A free copy of the Prospectus can be obtained by writing the transfer agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1-800-839-6587.

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS	1
INVESTMENT RESTRICTIONS	16
THE INVESTMENT ADVISOR	17
THE PORTFOLIO MANAGER	18
TRUSTEES AND OFFICERS	19
BOARD INTEREST IN THE TRUST	22
DISTRIBUTION PLAN	22
CONTROL PERSONS AND PRINCIPAL HOLDERS	23
AUDIT COMMITTEE	24
COMPENSATION	24
PORTFOLIO TRANSACTIONS AND BROKERAGE	24
ADDITIONAL TAX INFORMATION	25
DETERMINATION OF SHARE PRICE	27
PURCHASES AND SALES THROUGH BROKER DEALERS	28
ANTI-MONEY LAUNDERING PROGRAM	28
CUSTODIAN	28
FUND SERVICES	28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
DISTRIBUTOR	29
DISCLOSURE OF PORTFOLIO HOLDINGS	29
FINANCIAL STATEMENTS	30
PROXY VOTING POLICIES	30
MORE INFORMATION	31

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DESCRIPTION OF THE TRUST AND THE FUND

     The New Frontiers KC India Fund (the “Fund”) was organized as a non-diversified series of New Frontiers Trust (the “Trust”), on November 18, 2010. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 18, 2010 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The New Frontiers KC India Fund is currently the only series authorized by the Trustees. The investment advisor to the Fund is New Frontiers Advisory Group, LLC (the “Advisor”).

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares and Sell Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and “Pricing of Fund Shares” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Investment Strategies and Risks

     All principal investment strategies and risks are discussed in the prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Risk/Return Summary in the Prospectus. Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

     Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

     The Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association

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of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

     The Fund generally may purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

     The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

     The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

     Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

     The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

     Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Corporate Debt

     Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Advisor may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

     American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased by the Fund. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Derivative Instruments

     The Fund may use various derivative instruments, such as instruments that entitle the holder to subscribe for or convert into the equity of the company and/or where the price is influenced significantly by the price of the company’s common stock. The Fund may also invest in derivative securities the value of which may depend upon or are derived from the value of an underlying asset, reference rate or index in the Indian markets. The Fund may use derivatives to protect the Fund from downturns in the market or certain industries or sectors of the Indian economy or to benefit from certain investments for which the advisor believes directly investing in the underlying assets would be less desirable. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Up to 10% of the Fund’s net assets may be invested in derivatives at the time of investment. Although the Fund will not purchase derivatives if such purchase would result in the Fund having more than 10% of its net assets invested in derivatives, the Fund’s investment in derivatives could exceed 10% depending on other events (e.g., if the market value of only the Fund’s non-derivatives investments were to decline or if the Fund were to have significant redemptions without selling any of its derivatives investments). Use of derivative instruments presents various risks including the following:

     Tracking – When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

     Liquidity – Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss.

     Leverage – Trading in derivative instruments can result in large amounts of leverage. Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the

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Fund and could cause the Fund’s net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

     Hedging – When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     Investment – When the Fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The Fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

     Availability – Derivatives may not be available to the Fund upon acceptable terms. As a result, the Fund may be unable to use derivatives for hedging or other purposes.

     Credit – When the Fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

Emerging Markets Securities

     Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

     Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. ”Foreign Institutional Investors” (“FIIs”) may predominantly invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the “Guidelines”), published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The Advisor is currently registered as a sub-account of an FII and may be registered as an FII in the

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future. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the paid up equity capital of any one company. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the issued paid up equity capital of any one company (subject to that company’s approval). Only registered FIIs (including their sub-accounts) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. See “Tax Consequences.”

     There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent the Fund invests in other countries.

     A high proportion of the shares of many issuers in the India region (the “Region”) may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Similarly, volume and liquidity in the bond markets in the Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the Region may also affect the ability to acquire or dispose of securities at the price and time the Fund wishes to do so. In addition, Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Equity Securities

     Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

     The Fund may invest in a range of exchange-traded funds (“ETFs”) that are traded on the National Stock Exchange of India Ltd (“NSE”). ETFs may include, but are not limited to, S&P CNX Nifty UTI Notional Depository Receipts Scheme (“SUNDER”), Nifty Benchmark Exchange Traded Scheme (“Nifty BeES”), Nifty Junior Benchmark Exchange Traded Scheme (“Junior Nifty BeES”), Liquid Benchmark Exchange Traded Scheme (“Liquid BeES”), and Banking Benchmark Exchange Traded Scheme (“Bank BeES”). Additionally, the Fund may invest in new exchange-traded shares as they become available.

     SUNDER tracks the S&P CNX Nifty Index, which is a market capitalization weighted, 50 stock index accounting for 22 sectors of the Indian economy. Nifty BeES also tracks the S&P CNX Nifty Index. Junior BeES tracks the CNX Nifty Junior Index, which is an index comprised of 100 of the most liquid mid-cap securities traded on the NSE. Liquid BeES is a liquid ETF that invests in a basket of call money, short-term government securities and money market instruments of short and medium maturities. Bank BeES tracks the CNX Bank Index, which is an index comprised of the most liquid and largest (by market capitalization) Indian banking stocks traded on the NSE.

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     The Fund may also invest U.S. exchange-traded funds. These include products such as Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDSSM, Nasdaq-100 Index Tracking Stock (“QQQs”), and iShares.

     SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”). SPDRs trade on the American Stock Exchange (“AMEX”) under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A Mid Cap SPDR is similar to a SPDR except that it tracks the performance of the S&P Mid Cap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ 100 Index by holding shares of all the companies on the Index. Shares trade on the AMEX under the symbol QQQ. The iShares are managed by Barclays Global Investors, N.A. (“Barclays”). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index. Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Lehman Brothers’ bond index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see “Investments in Other Investment Companies” below.

     When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

     The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

     There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest in may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be

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able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Currency Exchange Transactions

     The Fund may engage in foreign currency exchange transactions. The Fund enters into these transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund’s spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Illiquid and Restricted Securities

     The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

     Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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     A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

     Under guidelines adopted by the Trust’s Board, the Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NSRO”) or, if only one NSRO rates the security, by that NSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

     Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

     The Fund may purchase indexed securities consistent with their investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

     The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Investment Company Securities

     The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Indian companies. For this purpose, a company is an Indian company if (i) its principal place of business is in India; (ii) it derives at least 50% of its revenues or profits from operations in India; or (iii) (a) it is organized under the laws of India and (b) its securities principally trade on Indian stock exchanges. Equity securities in which the Fund may invest include common stocks, securities trading in the form of depositary receipts, warrants, and any other investments that entitle the holder to convert into the equity of a company or group of companies. For purposes of the Fund’s 80% investment limitation in Indian companies, the Fund will consider an investment company that under normal circumstances invests 80% of its net assets (plus borrowings for investment purposes) in equity securities of Indian companies to be an Indian company, and consequently, the Fund’s investments in such an investment company will be counted toward the Fund’s 80% investment limitation in Indian companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

     Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. Because other investment companies employ an investment advisor, such investments by the Fund may cause shareholders to bear duplicate fees.

     The Fund may exceed the limits established by Section 12(d)(1) if (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

As of the date of this SAI, there are no affiliated funds of the Fund.

Obligations of Supranational Entities

     The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

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a. Writing Call Options

The Fund may write covered call options from time to time on portions of its portfolios, without limit, as the Advisor determines is appropriate in pursuing the Fund’s investment goals. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

The Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. government securities and other high-grade debt obligations in a segregated account with its custodian.

The Fund’s obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b. Writing Put Options

The Fund may write put options. The Fund will write put options only if they are “secured” at all times by liquid assets of cash or U.S. government securities maintained in a segregated account by the Fund’s custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c. Purchasing Call Options

The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 10% of the Fund’s total assets. When the Fund purchases a call option, in return for a premium paid by the

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Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

d. Purchasing Put Options

The Fund may invest up to 10% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The Fund may sell a put option that it had previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Preferred Stock

     Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Advisor may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

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Real Estate Investment Trusts (“REITs”)

     The Fund may invest in equity interests or debt obligations issued by REITs, including REITs located in India. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund may invest up to 5% of its net assets in REITs at the time of investment.

     Investing in REITs, including Indian REITs, involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

*limited financial resources; *infrequent or limited trading; and

*more abrupt or erratic price movements than larger company securities.

     In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

     Investments in REITs located in India are also subject to the risks associated with investing generally in Indian securities, described in the Fund’s Prospectus under the heading “Indian Securities Risk.”

Repurchase Agreements

     The Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

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Reverse Repurchase Transactions

     The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

     Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund’s commitments to repurchase securities.

Rights

     Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Advisor believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Advisor might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Advisor’s anticipated price within the life of the right.

Short Sales

     The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

     The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

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     The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Sovereign Obligations

     The Fund may invest in sovereign debt obligations, including obligations of Indian governmental issuers. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

     Investments in sovereign debt obligations of Indian governmental issuers are also subject to the risks associated with investing generally in Indian securities, described in the Fund’s Prospectus under the heading “Indian Securities Risk.”

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

     The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

     The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some

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agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     The Fund’s investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

     Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Advisor might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Advisor’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

     The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the

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securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.	Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

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     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, to the extent not prohibited by the 1940 Act, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.	Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. If more than 15% of the Fund’s net assets become illiquid, the Fund’s advisor will reduce illiquid assets so that they do not represent more than 15% of the Fund’s net assets, subject to timing and other considerations that are in the best interests of the Fund and its shareholders.

5.	80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its total net assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of Indian companies. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Advisor, subject to the approval of the Board of Trustees, may change the definition of “Indian companies,” as well as the definition of equity security. Shareholders will be notified of any such change.

THE INVESTMENT ADVISOR

The Fund’s investment advisor (“Advisor”) is New Frontiers Advisory Group, LLC, located at 30195 Chagrin Blvd., Suite 118N, Pepper Pike, OH 44124. As the majority shareholder of the Advisor, Rakesh Mehra is regarded to control the Advisor for purposes of the 1940 Act.

Under the terms of the Fund’s Management Agreement, the advisor manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and

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commissions, transaction charges of the Fund’s custodian on Fund trades, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), 12b-1 fees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the advisor a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: 2.00% on the first $500 million in assets, 1.75% for the assets over $500 million up to $1 billion, and 1.55% for assets in excess of $1 billion. For the fiscal periods ended January 31, 2012 and January 31, 2013, the Advisor received management fees from the Fund equal to $29,166 and $39,036, respectively.

In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the investment advisor. The advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement between the Fund and the Advisor is available in the Annual Report to Shareholders for the period ended January 31, 2013.

The Advisor retains the right to use the name “New Frontiers” or any derivative thereof in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “New Frontiers” or any derivative thereof automatically ceases 90 days after termination of the Management Agreement and may be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER

Mr. Rakesh Mehra is responsible for the day-to-day management of the Fund.

The Portfolio Manager has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another. Further, a potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

Mr. Mehra owns all the outstanding shares of the Advisor and therefore his compensation is largely based on the profits realized by the Advisor for managing the Fund. He participates directly in all profits and losses of the Advisor, including the advisory fees paid by the Fund. There are no bonuses, deferred compensation or retirement plans associated with his service to the Fund.

As of January 31, 2013, the Portfolio Manager held no beneficial ownership in the equity securities in the Fund.

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The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Fund and assets under management in those accounts as of January 31, 2013:

Total Other Accounts Managed

	Registered		Pooled
	Investment	Assets	Investment	Assets		Assets
	Company	Managed	Vehicle	Managed	Other	Managed
Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)

Rakesh Mehra	0	$0	0	$22	31	$22

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The Board has engaged the Advisor to manage and/or administer the Trust and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund. The Board is currently composed of 4 Trustees, including 3 Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitoring the auditor’s independence.

The President of the Trust is Mr. Rakesh Mehra, who is an “interested person” of the Trust, within the meaning of the 1940 Act, on the basis of his affiliation with the Fund and the Advisor. The Trust does not have a “lead” independent trustee. The use of an interested President balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested President balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment Advisor and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment Advisor, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment Advisor and other service providers as

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implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the Board of Trustees based on his or her particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Mr. Mehra has more than 15 years of experience in the investment management industry. His background and his role with the Advisor assist the Board in better understanding the Fund’s strategy and operations.

Mr. Richard C. Ruhland, CPA, has over 30 years’ experience in public accounting and, until his retirement in 2007, was the sole owner of Ruhland & Associates, an accounting firm that he founded in 1981. Mr. Ruhland graduated from West Liberty State College in West Virginia. He joined the United States Internal Revenue Service in 1967 and then entered public accounting in 1978 to work with high net worth individuals, small businesses and not-for-profit organizations over the span of this career. The Trustees believe that Mr. Ruhland’s accounting background and diverse experience will assist the Board in carrying out its oversight obligations with respect to the Fund and in working with the Fund’s auditors.

Mr. Gerald A. Fallon has extensive professional experience in the financial services sector, including commercial banking, investment banking asset management and private equity. Mr. Fallon began his professional career at US Trust Company of New York as a Portfolio Manager. From 1994 to 2001, Mr. Fallon was Executive Vice President and Manager of Capital Markets for KeyBank, NA and Senior Managing Director, McDonald Investments Inc. From 1994 through November 1998, Mr. Fallon formed and served as Chairman & CEO of Key Capital Markets, Inc. During the past eleven years, Mr. Fallon has deployed that experience as a director and advisor of several public and private companies and as a director for non-commercial enterprises. Mr. Fallon holds an AB in Economics from Georgetown University and an MBA in Finance from Columbia University. The Trustees believe that Mr. Fallon’s experience in financial services and as a director of various organizations will enable him to contribute to Board discussions about the Advisor, the Board’s oversight responsibilities and the structure and operations of the Board.

Mr. Robert Warren, Jr., started his career as an attorney with the SEC in Washington, D.C. in the Market Regulation Division from 1974–78. Following his work with the SEC, he entered private legal practice, focusing on general corporate, securities law, mergers and acquisitions. He graduated from The Ohio State University with degrees in law and finance. Mr. Warren is also a successful entrepreneur and invests in a host of diverse businesses, and he serves as Chairman of the Board of Karyall-Telday Co., a metals manufacturing and powder coating company. Mr. Warren also serves as a Trustee for The Cleveland Clinic Foundation and The Community West Foundation. The Trustees believe that Mr. Warren’s knowledge and experience with other boards will contribute to Board discussions about the Board’s oversight responsibilities and the structure and operations of the Board.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust. The Fund is the only series of the Trust.

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Interested Trustee(1) and Officers

Other
Directorships
		Term of		Held by
	Position(s)	Office and		Director
Name, Address[1],	Held with	Length of	Principal Occupation(s) During Past 5	During Past 5
and Age	Fund	Time Served	Years	Years

Rakesh Mehra	Trustee,	Indefinite /	Managing Member, New Frontiers	None.
Year of Birth: 1959	Chairman,	Since 2010	Advisory Group LLC (since 2010); founder
	President,		and President, RM Investment
	Treasurer,		Management, Inc. (since 1993)
Secretary

Frank Pedicini	Chief	Indefinite /	Chief Financial Officer, Tetrus Corp.	N/A
Year of Birth: 1956	Compliance	Since 2011	(technology) (Since 2011); Director of
	Officer		Finance and Administration, Skoda Minotti
(CPA, business and financial advisory
services firm) (2002–10); Chief
Compliance Officer, Aurum Wealth
Management Group (2006–07).

(1) The address of each Trustee and officer is c/o New Frontiers Advisory Group, LLC, 30195 Chagrin Blvd., Suite 118N, Pepper Pike, OH 44124.
(2) Rakesh Mehra is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Advisor.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

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Independent Trustees

Term of
	Position(s)	Office and		Other Directorships Held
Name, Address[1] ,	Held with	Length of	Principal Occupation(s)	by Director During Past 5
and Age	Fund	Time Served	During Past 5 Years	Years

Gerald A. Fallon	Trustee	Indefinite /	Retired (since 2010); Chairman	Digital Lightwave, Inc.
Year of Birth: 1949		Since 2011	& CEO, Lander North Asset	(telecommunications
			Management LLC (2008–10);	equipment provider) (1999–
			Director, Digital Lightwave, Inc.	2010); PVF Capital Corp.
			(telecommunications equipment	(community bank) (2002–
			provider) (1999–2010); Director,	08); DFW Furniture (retail
			PVF Capital Corp. (community	furniture) (since 2010); The
			bank) (2002–08).	Alkemi Group (receipt
insurance) (since 2010);
Thomas McDonald
Partners, LLC (retail
brokerage) (Since 2008);
ExchangeBase (auction
disposition) (since 2012).

Richard C. Ruhland	Trustee	Indefinite /	Retired (since 2007); founder,	None.
Year of Birth: 1941		Since 2011	owner and Certified Public
Account, Ruhland & Associates
(1981–2007)

Robert Warren, Jr.	Trustee	Indefinite /	Partner, Hermann, Cahn &	None.
Year of Birth: 1949		Since 2011	Schneider, LLP (law firm) (since
1982); Trustee, Cleveland Clinic
Foundation (since 2009)

(1) The address of each trustee is c/o New Frontiers Advisory Group, LLC, 30195 Chagrin Blvd., Suite 118N, Pepper Pike, OH 44124.

BOARD INTEREST IN THE TRUST

As of December 31, 2012, the Trustees owned the following amounts in the Fund:

Dollar Range of Equity
Name of Trustee	Securities in the Fund
Rakesh Mehra	None
Gerald A. Fallon	None
Richard C. Ruhland	None
Robert Warren, Jr.	None

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Fund pays the Advisor for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan. Under the terms of the Plan, the amount payable annually by the Fund would be 0.25% of its average daily net assets. At present, the Plan is not implemented, although the Board of Trustees may do so at any time upon notice to shareholders.

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Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. Because the Plan is a compensation plan, payments under the Plan are not tied to expenses actually incurred by the Advisor and payments may exceed distribution expenses actually incurred by the Advisor. The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of May 17, 2013, each of the following shareholders was considered to be either a control person or principal shareholder of the Fund:

Name and Address	Shares	Percent Ownership	Type of Ownership
Band & Co.	81,995.73	30.77%	Record
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

Keybank N.A.	166,980.58	62.66%	Record
4900 Tiedeman Rd.
Cleveland, OH 44144

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AUDIT COMMITTEE

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal period ended January 31, 2013, the Audit Committee met three times.

COMPENSATION

Trustee fees are paid by the Advisor. Officers and Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund. The following table provides information regarding anticipated Trustee compensation for the fiscal period ended January 31, 2013. The Trust does not have a bonus, profit sharing, pension or retirement plan.

		Pension or		Total
		Retirement		Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Trust and
Name and	Compensation	as Part of Fund	Benefits Upon	Fund Complex[1]
Position	From Trust	Expenses	Retirement	Paid to Directors

Rakesh Mehra	$0	$0	$0	$0

Gerald A. Fallon	$2000	$0	$0	$2000

Richard C. Ruhland	$2000	$0	$0	$2000

Robert Warren, Jr.	$2000	$0	$0	$2000

(1) The term Fund Complex refers to the New Frontiers Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Advisor may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services

24

provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable.

The Trust and the Advisor have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

For the fiscal periods ended January 31, 2012 and January 31, 2013, the Fund paid brokerage commissions of $3,539 and $1,016, respectively.

ADDITIONAL TAX INFORMATION

     The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

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     The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

     To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

     If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on a Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

     As a regulated investment company, a Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.

     Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

     Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

     Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder's Fund shares.

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Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

     Shareholders should consult their tax advisers about the application of federal, state, local and foreign tax law in light of their particular situation.

     Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

     Regional Taxes. A tax of 15% plus surcharges is currently imposed on gains from sales of equities (other than derivatives) held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equities (other than derivatives) held for more than one year and sold on a recognized stock exchange in India are not subject to capital gains tax. For an entity that is registered as a Foreign Institutional Investor/sub-account with the Securities and Exchange Board of India, the gains from sales of equity securities in other cases are taxed at a rate of 30% (for securities held not more than one year) or 10% (for securities held for more than one year) plus surcharges and an education tax. An additional securities transaction tax applies for specified transactions at specified rates.

     The tax rate on gains earned by a Foreign Institutional Investor/sub-account from sales of debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. India imposes a tax on interest on securities at a rate of 20% plus surcharges and an education tax. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges and an education tax. This tax is imposed on the company which pays the dividends.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity

27

security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, received the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

Union Bank, N.A. acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund’s transfer agent. MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Advisor based on the average value of the Fund. These fees are: from $0 to $25 million in average assets the annual fee is $22,200, from $25 million to $50 million in assets the annual

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fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million up to $300 million the annual fee is $60,450 plus 0.01% of assets over $200 million and over $300 million in assets the annual fee is $70,450 plus 0.005% of assets over $300 million. The Fund will receive a discount ranging from 10-50% depending on the net assets of the Fund until the Fund reaches $10 million in assets. For the shareholder services the Fund pays MSS an annual charge of $11.50 per account with a minimum monthly charge of $775. The Fund also pays MSS a $100 fee per state for registering the Fund’s shares with the states’ securities commissions. For the fiscal periods ended January 31, 2012 and January 31, 2013, the Adviser paid MSS $10,200 and $12,000, respectfully, for transfer agent and accounting services.

Premier Fund Solutions, Inc. (“PFS”) provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Advisor equal to an annual rate of 0.07% of the Fund’s average daily net assets up to $200 million with decreasing rates at higher amounts, subject to a minimum monthly fee of $2,500 (which was partially waived), plus out-of-pocket expenses. For the fiscal periods ended January 31, 2012 and January 31, 2013, the Adviser paid PFS $20,500 and $24,000, respectfully, for administrative services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”) has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2014. Cohen performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Rafferty Capital Markets, LLC (“RCM”) serves as the Fund’s agent to be the principal underwriter in connection with the offer and sale of the Fund’s shares. RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators. Compensation for the services performed by RCM is paid by the Advisor from its own resources, not the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information. All other information is non-public information.

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Advisor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, tax consultants, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the

29

nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information. The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Advisor, or any affiliated person of the Fund, or the Advisor. Additionally, the Fund, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the year ended January 31, 2013. You may obtain a copy of the Annual Report without charge by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling 1-800-839-6587.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Advisor’s proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Advisor’s policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

  The Advisor will generally vote in favor of routine corporate housekeeping proposals, such as the election of directors and selection of auditors, absent conflicts of interest raised by an auditor’s non- audit services.
  The Advisor will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

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  In reviewing proposals, the Advisor will further consider the opinion of the company’s management and the effect of the proposal on such management, on shareholder value and on the issuer’s business practices.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-877-59-FUNDS or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-800-839-6587 and it will be sent within three business days of receipt of a request.

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PART C OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Registrant's Agreement and Declaration of Trust is incorporated by reference to the Registrant’s Registration Statement filed on November 23, 2010.

(b) By-Laws. Registrant's By-Laws are incorporated by reference to the Registrant’s Registration Statement filed on November 23, 2010.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(d.1) Management Agreement with New Frontiers Advisory Group, LLC is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

(d.2) Letter Agreement with New Frontiers Advisory Group, LLC is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on February 18, 2011.

(e) Underwriting Contracts. Distribution Agreement with Rafferty Capital Markets, LLC is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement with Union Bank, N.A. is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

(h) Other Material Contracts.

(h.1) Fund Administration Agreement with Premier Fund Solutions, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011. (h.2) Accounting Services Agreement with Mutual Shareholder Services, LLC is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on February 18, 2011.

(h.3) Transfer Agent Agreement with Mutual Shareholder Services, LLC is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on February 18, 2011.

(i) Legal Opinion.

(i.1) Legal Opinion is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on February 18, 2011.

(i.2) Consent of Thompson Hine LLP is included as Exhibit I.2.

(j) Other Opinions. Consent of Cohen Fund Audit Services, Ltd. is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreement between the Trust and the initial investors is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

(m) Rule 12b-1 Plans. Rule 12b-1 Plan is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics.

(p.1) Joint Code of Ethics for New Frontiers Trust and New Frontiers Advisory Group, LLC is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

(p.2) Code of Ethics for Rafferty Capital Markets, LLC is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

(q) Powers of Attorney. Powers of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on February 4, 2011.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

New Frontiers Advisory Group, LLC, 30195 Chagrin Blvd., Suite 118N, Pepper Pike, OH 44124, is a registered investment adviser. Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-71865.

Item 32. Principal Underwriter.

     (a) Rafferty Capital Markets, LLC (the “Distributor”) is the principal underwriter for the following investment companies, other than the Fund: Chou America Funds; Cottonwood Mutual Funds; Conestoga Funds; Direxion Funds; Epiphany Funds; Entrepreneur Shares; FMI Funds; Leuthold Funds; Longleaf Partners Funds; Marketocracy Funds; Neiman Funds; Paradigm Funds; PFS Funds; PIP New Generation Fund; Ranger Funds; Reynolds Funds; Satuit Funds; Sparrow Funds; Valley Forge Fund; and Walthausen Funds.

     (b) The Distributor is a New York limited liability company located at 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530. The Distributor is a wholly-owned subsidiary of Rafferty Holdings, LLC, a privately owned entity. The following is a list of the officers of the Distributor, the address for each of whom is the Distributor’s address:

Name and Principal	Positions and Offices	Positions and
Business Address	with Underwriter	Offices with Fund
Thomas A. Mulrooney	President	None.
Michael Rafferty	Senior Vice President	None.
Stephen P. Sprague	Secretary & Treasurer	None.

     (c) The Distributor did not receive any commissions or other compensation, directly or indirectly, from the Fund during the last fiscal year because the Fund had not yet commenced operations.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of the Registrant, Custodian and the Transfer Agent. The address of the Transfer Agent is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The address of the Custodian is 350 California Street, 6th Floor, San Francisco, California 94104.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Park City, State of Utah, on the   29th  day of May, 2013.

New Frontiers Trust By: /s/ JoAnn M. Strasser JoAnn M. Strasser Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following person in the capacity indicated on the   29th  day of May, 2013.

Name	Title

Rakesh Mehra*	Trustee, President (Principal
Executive Officer) and Treasurer
(Principal Financial Officer)

Gerald A. Fallon*	Trustee

Richard C. Ruhland*	Trustee

Robert Warren, Jr.*	Trustee

*By: /s/ JoAnn M. Strasser JoAnn M. Strasser Attorney-in-Fact

EXHIBIT INDEX

1. Consent of Thompson Hine LLP	EX-99.28.i.2
2. Consent of Independent Registered Public Accounting Firm
(Cohen Fund Audit Services, Ltd.)	EX-99.28.j